UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 1, 2023

SOLAREDGE TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hamada Street, Herziliya Pituach, Israel	4673335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972 (9) 957-6620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On June 1, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of SolarEdge Technologies, Inc. (the “Company”), upon the recommendation of the Board of Directors of the Company, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (together, the “Certificate Amendments”) to: (i) amend Section 5.2 of Article V to declassify the Board of Directors and phase-in annual elections of all of our directors over a three-year period starting with the next annual meeting of stockholders, such that all of the Company’s directors will be elected on annual basis starting with the Company’s 2026 Annual Meeting of Stockholders, and to make certain non-substantive changes related thereto, (ii) amend Sections 9.1 and 9.2 of Article IX to remove the supermajority voting requirements requiring the holders of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, certain provisions of the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and of the Company’s Amended and Restated Bylaws (“Bylaws”), respectively, and (iii) add a federal forum selection provision to Article XI of the Certificate of Incorporation providing that, unless the Company, in writing, selects or consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for any complainant asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law, shall be the federal district courts of the United States of America.

As a result, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on June 1, 2023 setting forth the Certificate Amendments (“the Certificate of Amendment”), which became effective upon filing. In addition, subsequently, also on June 1, 2023, the Company filed a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware that restated and integrated, but did not further amend, the Company’s Amended and Restated Certificate of Incorporation and the Certificate Amendments into a single document. The Restated Certificate became effective upon filing.

The foregoing descriptions of the Certificate Amendments and the Restated Certificate do not purport to be complete and are qualified in their entirety by reference to (i) the descriptions of the Certificate Amendments set forth under the headings “Proposal No. 5: Amendment of the Company’s Certificate of Incorporation to Declassify the Board and Phase-In Annual Director Elections,” “Proposal No. 6: Amendment of the Company’s Certificate of Incorporation to Remove the Supermajority Voting Requirements” and “Proposal No. 7: Amendment of the Company’s Certificate of Incorporation to Add a Federal Forum Selection Provision for the Securities Act Claims” of the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission on April 21, 2023; and (ii) the full text of the Certificate of Amendment and the Restated Certificate, respectively, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the stockholders voted on seven matters: (i) the election of each of Mr. Marcel Gani and Ms. Tal Payne as Class II members of the Board of Directors to hold office for a three-year term until the 2026 Annual Meeting of Stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal; (ii) ratification of the appointment of Ernst & Young LP (“EY”) as the Company’s auditors for the year ending December 31, 2023, (iii) approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers, (iv) vote, on an advisory and non-binding basis, on the preferred frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers; (v) approval of an amendment to the Company’s Certificate of Incorporation to declassify the Board and phase-in annual director elections; (vi) approval of an amendment to the Company’s Certificate of Incorporation to remove the supermajority voting requirements to amend certain provisions of the Company’s Certificate of Incorporation and Bylaws; and (vii) approval of an amendment to the Company’s Certificate of Incorporation to add a federal forum selection provision for causes of action under the Securities Act of 1933.

The final voting results are as follows:

Proposal No. 1.  Election of Directors.

The following director nominees were elected as Class II directors, each to hold office until the 2026 Annual Meeting of Stockholder and until his or her successor is elected and qualified, by the votes set forth below:

	For	Against	Abstain	Broker Non-Votes
Mr. Marcel Gani	38,650,547	3,689,418	14,561	2,970,972
Ms. Tal Payne	39,448,977	2,891,950	13,599	2,970,972

Proposal No. 2.  Ratification of Appointment of Registered Public Accounting Firm.

The appointment of EY as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
44,219,997	1,081,874	23,627	N/A

Proposal No. 3. Advisory Vote to Approve the Compensation of our Named Executive Officers.

The compensation of our named executive officers as disclosed in the proxy statement was approved by an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
36,296,647	5,256,164	801,715	2,970,972

Proposal No. 4. Advisory Vote on Frequency of Future Stockholder Votes to Approve the Compensation of our Named Executive Officers.

The stockholders voted for “every year” as the preferred frequency of future advisory votes to approve the compensation of our named executive officers, as set forth below:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
41,840,934	20,091	475,237	18,264	2,970,972

Proposal No. 5. Amendment to the Company’s Certificate of Incorporation to Declassify the Board and Phase-In Annual Director Elections.

The amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board and phase-in annual director elections was approved by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
42,253,086	50,615	50,825	2,970,972

Proposal No. 6. Amendment of the Company’s Certificate of Incorporation to Remove the Supermajority Voting Requirements.

The amendment to the Company’s Amended and Restated Certificate of Incorporation to remove the supermajority voting requirements to amend certain provisions of the Company’s Certificate of Incorporation and Bylaws was approved by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
41,334,609	965,484	54,433	2,970,972

Proposal No. 7. Amendment of the Company's Certificate of Incorporation to Add a Federal Forum Selection Provision for the Securities Act Claims.

The amendment to the Company’s Amended and Restated Certificate of Incorporation to add a federal forum selection provision for causes of action under the Securities Act of 1933 was approved by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
36,439,349	5,864,202	50,975	2,970,972

The Company’s Board of Directors has considered the results of the stockholder vote on the preferred frequency of future advisory votes to approve the compensation of our named executive officers and has determined that, until the next required vote on the frequency of future advisory votes to approve the compensation of our named executive officers, the Company will include a non-binding advisory stockholder vote to approve the compensation of the Company’s named executive officers every year, consistent with the Board’s recommendation to stockholders and the stockholder vote.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of SolarEdge Technologies, Inc.
3.2	Restated Certificate of Incorporation of SolarEdge Technologies, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: June 2, 2023	By:	/s/ Rachel Prishkolnik
	Name:	Rachel Prishkolnik
	Title:	General Counsel and Corporate Secretary